GENERAL	6 Months Ended
Jun. 30, 2014
GENERAL [Abstract]
GENERAL
NOTE 1:-        GENERAL

a.
Compugen Ltd. (the "Company") is a drug discovery company utilizing a broadly applicable proprietary infrastructure for the in silico (by computer) prediction and selection of human therapeutic product candidates, which are then advanced in its Pipeline Program. The initial fields of focus selected by the Company are monoclonal antibodies and therapeutic proteins to address major unmet needs in the fields of oncology and immunology. Beginning in late 2010, the Company established the Pipeline Program, consisting of targets and product candidates for applications in oncology and immunology, based largely on novel immune checkpoint regulator candidates discovered by the Company. The Company's business model includes entering into collaborations covering the further development and commercialization of product candidates at various stages from its Pipeline Program and various forms of research and discovery agreements, in both cases providing Compugen with potential milestone payments and royalties on product sales or other forms of revenue sharing.

The Company's headquarters are located in Israel, with research and development facilities in Israel and California through its wholly-owned U.S. subsidiary, Compugen USA, Inc. ("Compugen Inc.").

b.
On June 27, 2014, the Company achieved the first milestone under the Research and Development Collaboration and License Agreement with Bayer Pharma AG ("Bayer"), according to which the Company recognized revenues in total amount of $ 1,200 in accordance with Accounting Standard Codification ("ASC") 605-28, Revenue Recognition - Milestone Method.